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                 CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the inclusion in this registration statement on Form SB-2 of our report dated October 9, 1997, on our audit of the financial statements of Sovereign Credit Finance II, Inc. as of October 9, 1997. We also consent to the reference to our firm in the prospectus.


                                       /s/ Belew Averitt LLP
                                       ---------------------------------
                                       Belew Averitt LLP




Dallas, Texas
February 16, 1998